Borrowed Funds	12 Months Ended
Sep. 30, 2012
Borrowed Funds [Abstract]
Borrowed Funds

7. BORROWED FUNDS

At September 30, 2012 and 2011, the Company’s borrowed funds consisted of FHLB advances and repurchase agreements.

FHLB Advances – FHLB advances at September 30, 2012 and 2011 were comprised of the following:

	2012	2011
	(Dollars in thousands)
Fixed-rate FHLB advances	$2,550,000	$2,400,000
Deferred prepayment penalty	(19,952)	(20,995)
Deferred gain on terminated interest rate swaps	274	457
	$2,530,322	$2,379,462

Weighted average contractual interest rate on FHLB advances	2.62%	3.37%
Weighted average effective interest rate on FHLB advances (1)	3.03%	3.71%

(1)The effective rate includes the net impact of the amortization of deferred prepayment penalties related to the prepayment of certain FHLB advances and deferred gains related to the termination of interest rate swaps.

During fiscal year 2012, the Bank prepaid a $200.0 million fixed-rate FHLB advance with a contractual interest rate of 3.88% and a remaining term-to-maturity of 15 months.  The prepaid FHLB advance was replaced with a $200.0 million fixed-rate FHLB advance, with a contractual interest rate of 0.86% and a term of 46 months.  The Bank paid a $7.9 million penalty to the FHLB as a result of prepaying the FHLB advance. The prepayment penalty was deferred and will be recognized in interest expense over the life of the new advance and thereby effectively increased the interest rate on the new advance 108 basis points, to 1.94%, at the time of the transaction.  During fiscal year 2010, the Bank prepaid $200.0 million of fixed-rate FHLB advances with a weighted average interest rate of 4.63% and a weighted average remaining term to maturity of approximately one month.  The prepaid FHLB advances were replaced with $200.0 million of fixed-rate FHLB advances with a weighted average contractual interest rate of 3.17% and an average term of 84 months.  The Bank paid an $875 thousand prepayment penalty to the FHLB as a result of prepaying the FHLB advances.  The prepayment penalty was deferred and will be recognized in interest expense over the life of the new advance and thereby effectively increased the interest rate on the new advance seven basis points at the time of the transaction.  The present value of the cash flows under the terms of the new FHLB advances were not more than 10% different from the present value of the cash flows under the terms of the prepaid FHLB advances (including the prepayment penalty) and there were no embedded conversion options in any of the prepaid advances or in any of the new FHLB advances and therefore were accounted for as debt modifications.  The benefit of prepaying these advances was an immediate decrease in interest expense and a decrease in interest rate sensitivity as the maturity of each of the refinanced advances was extended at a lower rate.

The FHLB advances are secured by certain qualifying mortgage loans pursuant to a blanket collateral agreement with the FHLB and all of the capital stock of FHLB owned by the Bank.    Per the FHLB’s lending guidelines, total FHLB borrowings cannot exceed 40% of total Bank assets without the pre-approval of the FHLB president.  At September 30, 2012, the Bank’s ratio of FHLB advances, at par, to total assets, as reported to the Bank’s regulators, was 27%.

At September 30, 2012, the Bank had access to a line of credit with the FHLB set to expire on November 23, 2012, at which time the line of credit is expected to be renewed automatically by the FHLB for a one year period.  At September 30, 2012,  there were no outstanding borrowings on the FHLB line of credit.  Any borrowings on the line of credit would be included in total FHLB borrowings in calculating the ratio of FHLB borrowings to total Bank assets, which generally could not exceed 40% of total Bank assets at September 30, 2012.

Other Borrowings –  At September 30, 2012 and 2011, the Company’s other borrowings consisted of repurchase agreements in the amounts of $365.0 million and $515.0 million, with weighted average contractual rates of 3.83% and 4.00%, respectively.  The Bank has pledged MBS with an estimated fair value of $427.9 million at September 30, 2012 as collateral for the repurchase agreements.

Maturity of Borrowed Funds – At September 30, 2012, the maturities of FHLB advances and repurchase agreements were as follows:

				Weighted	Weighted
	FHLB	Repurchase	Total	Average	Average
	Advances	Agreements	Borrowings	Contractual	Effective
	Amount	Amount	Amount	Rate	Rate
	(Dollars in thousands)
2013	$325,000	$145,000	$470,000	3.68%	4.06%
2014	450,000	100,000	550,000	3.33	3.95
2015	600,000	20,000	620,000	1.73	1.95
2016	575,000	--	575,000	2.29	2.91
2017	400,000	--	400,000	3.17	3.21
Thereafter	200,000	100,000	300,000	2.90	2.90
	$2,550,000	$365,000	$2,915,000	2.77%	3.13%

Of the $325.0 million FHLB advances maturing in fiscal year 2013, $100.0 million is due in the first quarter of fiscal year 2013 and $225.0 million is due in the third quarter of fiscal year 2013.  Of the $145.0 million of repurchase agreements maturing in fiscal year 2013, $50.0 million is due in the second quarter of fiscal year 2013, $25.0 million is due in the third quarter of fiscal year 2013, and $70.0 million is due in the fourth quarter of fiscal year 2013.